UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

MARINE EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

Colorado	91-1890338
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

535 Sixteenth Street, Ste. 810 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange on which each class is to be registered:

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.   |  |

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.   |X|

Securities Act registration statement file number to which this form relates (if applicable):   333-143614

Securities to be registered pursuant to Section 12(g) of the Act:    SHARES OF COMMON STOCK

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates its filing pursuant to Rule 424(b)3 dated September 14, 2007.

Item 2.    Exhibits.

The Registrant hereby incorporates its amended filing pursuant to Form SB-2/A, dated August 24, 2007.

SIGNATURES

                          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 25, 2007	MARINE EXPLORATION, INC. By: /s/ Miguel Thomas Gonzalez Name: Miguel Thomas Gonzalez Title: President